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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 16, 1995



                     AMERICAN GENERAL FINANCE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



                  Indiana           1-6155                35-0416090
            (State or Other      (Commission File        (IRS Employer
            Jurisdiction of          Number)             Identification
             Incorporation)                                  Number)


               601 N.W. Second Street, Evansville, IN        47708
               (Address of Principal Executive Offices)     (Zip Code)


     Registrant's telephone number, including area code:   (812) 424-8031


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Item 5.     Other Events.

      On November 16, 1995, American General Finance Corporation (the "Company") increased from $500,000,000 to $800,000,000 the aggregate principal amount of the Company's Medium-Term Notes, Series D (the "Notes") authorized to be issued under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-55803) (the "Registration Statement") and the related Prospectus dated December 14, 1994 and Prospectus Supplement dated February 13, 1995.


Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:


      Exhibit
      Number                              Description

         4              Resolutions   authorizing   the  increased   aggregate
                        principal  amount  of  the  Notes,  certified  by   an
                        Assistant Secretary of the Company.

         5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL FINANCE CORPORATION



Dated: November 16, 1995            By: /S/ GEORGE W. SCHMIDT
                                    Controller and Assistant Secretary
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                                 EXHIBIT INDEX



            Exhibit
            Number                       Description



               4 Resolutions authorizing the increased aggregate principal amount of the Notes, certified by an Assistant Secretary of the Company.

               5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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